IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                          MONTHLY OPERATING REPORT
             Calendar Month October 10 to October 31, 2001 (ACT, AI) Calendar Month October 26, 2001 to October 31, 2001 (BA, CSS)

                       FINANCIAL BACKGROUND INFORMATION

1.     ACCOUNTING BASIS:   Cash [  ]         Accrual [X]

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

       Gregory Boryan, Controller
       Ardent, Inc.
       6861 Elm Street, 1st Floor
       McLean, VA  22101
       703-276-4493

3.     NUMBER OF EMPLOYEES paid during this period:  117

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period?

       Yes [  ] No  [ ].  If yes, explain below: n/a - first reporting period

5.     Are all BUSINESS LICENSES current? Yes [x]  No [ ]  Not Applicable [ ]

6.     PRE-PETITION ACCOUNTS RECEIVABLE:

       Beginning Balance     $ 8,483,049
       Collected this Period  (1,506,699)
       Non-cash Adjustments      547,049
       Ending Balance        $ 7,523,399

7.     POST-PETITION ACCOUNTS RECEIVABLE:

       0-30 Days: $2,561,799   31-60 Days:  $-0-   Over 60 Days: $-0-

       If there are any post-petition Accounts Receivable over 60 days, pro vide schedule AR giving a listing of such accounts and explain the delinquencies.

8.     POST-PETITION ACCOUNTS PAYABLE:

       0-30 Days: $534,321  31-60 Days:  $0       Over 60 Days: $0

       If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

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9.     TAXES.  Are all taxes being paid to the proper taxing authorities when due? Yes [x] No [ ]. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period.

       All taxes are reported and remitted to the appropriate taxing authorities by our outside payroll service, Ceredian Pay America.

       Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

       Ceredian payroll tax reports attached.

10.    ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits
       and payment of payroll and sales taxes?  Yes [  ]   No [ ].  If no,
       explain:  N/A

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes [X] No [ ] Explain:

12.    INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

       Auto & Truck  N/A              Liability 5/1/02
       Fire          5/1/02           Workers Comp. 5/1/02

13.    ACTIONS OF DEBTOR.  During the last month, did the debtor:

       (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
       Yes [ ]No [X] Explain:

       (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the
       going-concern value of the assets of the debtor?  Yes [X]   No [ ]
       Explain:

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with con trol over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

       Yes [  ] No [X] Explain:

15.     PAYMENTS TO SECURED CREDITORS during reporting period:
        (Attach additional sheets, if necessary.)

Creditor       Freq. of Payments   Amount of    Next    Post Petition Payments
                 Per Contract        each     Payment         Not Made
                  (mo, qtr)         Payment     Due        Mo.       Amt.
------------------------------------------------------------------------------
N/A


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
16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:
     (Attach additional sheets, if necessary.)


      Professional  Service                           Amount
      ----------------------------------------------------------------
      Swidler Berlin    Retainer (approved by Court)       $200,000

17.   QUARTERLY U.S. TRUSTEE FEES paid during reporting period:   $ 0


18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

      Dated: December 27, 2001                      DEBTOR-IN-POSSESSION
                                                    Ardent Communications,
                                                    Inc. and subsidiaries

 Name/Title: Evans Anderson, President          By: /s/ Evans K. Anderson
                                                    -------------------------
 Address: 6849 Old Dominion Drive, Suite 200
          McLean, VA 22101
 Phone:   703-793-1073



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
IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                         Monthly Operating Report
                             Income Statement
                       (Business Debtor, Accrual Basis)
          Calendar Month October 10 to October 31, 2001 (ACT, AI)
      Calendar Month October 26, 2001 to October 31, 2001 (BA, CSS)


                                                Current Month   Year to Date
                                                -------------   ------------

(A) Total Sales/Income            (A)             2,564,426       2,564,426

(B) Total Cost of Sales           (B)             2,090,808       2,090,808
                                                -------------   -------------
(C) Gross Profit                  (C=A-B)           473,618         473,618
                                                -------------   -------------
Operating Expenses

Officer Salaries (Gross)                             69,537          69,537
Other Employee Salaries (Gross)                     264,721         264,721
Taxes (Payroll: Employer's Share)                    14,058          14,058
Employee Benefits (Insurance, Pension               138,864         138,864
    Plan, etc. Employer's Share)

Advertising                                          11,818          11,818
Bad Debts                                               -                -
Depreciation and Amortization                       735,081         735,081
Insurance (Other)                                    95,760          95,760
Leases (other than Rent)                                -                -
Outside Services & Contractors                        1,935           1,935
Professional Fees (Attorney, Accountant)            146,349         146,349
Rent and leases                                      40,435          40,435
Repairs & Maintenace                                109,520         109,520
Supplies                                             12,691          12,691
Taxes (Other)                                         8,468           8,468
Telephone                                            28,473          28,473
Travel                                               16,383          16,383
Utilities                                                -                -
U.S. Trustee Quarterly Fee                            5,500           5,500
Bank charges                                          6,471           6,471
                                                 ----------       ----------
(D) Total Operating Expenses     (D)              1,706,064       1,706,064
                                                 ----------       ----------

(E) Profit/(Loss)from operations (E=C-D)         (1,232,446)     (1,232,446)
                                                 ----------       ----------
Other Income (Expenses)

    Interest Income                                     325             325
    Interest Exp                                         -               -

Extraordinary Items
                                                -----------       ----------
(F) Total Other Income/Expense &
       Extraordinary Items       (F)                    325             325
                                                ------------      ----------
(G) Income (Loss) Before Taxes   (G=E+F)         (1,232,121)     (1,232,121)

(H) Income Tax Expense           (H)                    -                -
                                                ------------     -----------
(I) Net Income (Loss)            (I=G-H)         (1,232,121)     (1,232,121)
                                                ============     ===========

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                      CASH RECONCILIATION REPORT
                   (Business Debtor, Accrual Basis)
          Calendar Month October 10 to October 31, 2001 (ACT, AI)
      Calendar Month October 26, 2001 to October 31, 2001 (BA, CSS)


                                                Current           YTD
                                                 Month           Totals
                                                -------          ------

(A)  Beginning Cash Balance     (A)           3,081,927        3,081,927

(B)  Net Income (Loss)          (B)          (1,232,121)      (1,232,121)

Add Expenses Not Requiring Cash:
     Depreciation                               735,081          735,081
                                             ----------        ---------
(C)  Sub-Total                  (C)             735,081          735,081
                                             ----------        ---------
(D)  Cash from Operations       (D=B+C)        (497,040)        (497,040)
                                             ----------        ---------

Other Sources (Uses) of Cash:

Sources (Uses)
--------------
Decrease (Incr) - Accounts Receivable        (1,602,149)      (1,602,149)
Decrease (Incr) - Other Current Assets          248,702          248,702
Decrease (Incr) - Other Long-Term Assets         73,170           73,170
Decrease (Incr) - Equipment                     (73,169)         (73,169)
Decrease (Incr) - Furniture & Equipment             -                -
Increase (Decr) - Accounts Payable              534,321          534,321
Increase (Decr) - Accrued Interest                  -                -
Increase (Decr) - Accrued P/R Taxes                 -                -
Increase (Decr) - Accrued Rent                      -                -
Increase (Decr) - Accrued Salaries                  -                -
Increase (Decr) - Accrued Sales Taxes               -                -
Increase (Decr) - Other Accrued Liabilities     805,644          805,644
Increase (Decr) - Notes Payable - Banks             -                -
Increase (Decr) - Notes Payable - Other             -                -
(Less) Unrecorded bank service charges              -                -
                                              ---------         --------
(E)  Total Other Sources (Uses)
       of Cash                    (E)           (13,481)         (13,481)
                                              ---------        ---------
(F)  Ending Cash Balance          (F=A+D+E)   2,571,406        2,571,406
                                              =========        =========
(G)  Balance per Bank Statement   (G)         2,714,127        2,714,127
(H)     Less Outstanding Checks   (H)           142,721          142,721
(I)     Add Deposits in Transit   (I)               -                -
                                              ---------        ---------
(J)     Reconciled Bank Balance   (J=(G-H)+I) 2,571,406        2,571,406
                                              =========        =========

Ending Cash Balance (F) and Reconciled Bank Balance (J) should equal.


Beginning Cash Checkbook Balance              3,081,927        3,081,927

Inflows                                       1,509,663        1,509,663

Outflows                                     (2,020,184)      (2,020,184)
                                              ---------        ---------

Ending Cash Checkbook Balance                 2,571,406        2,571,406
                                              =========        =========



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
IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                              Balance Sheet
                           As of October 31, 2001


CURRENT ASSETS
  Cash                                             2,571,406
  Pre-Petition Accounts Receivable                 7,523,399
  Post-Petition Accounts receivable                2,561,799
  Notes Receivable
  Inventory
  Other current assets
                                                 ------------
                    Total Current Assets                          16,007,791

FIXED ASSETS
  Land
  Buildings
  Equipment, Furniture & Fixtures                  93,510,129
                                                 ------------
     Less Accumulated Depreciation                (20,980,270)
                                                 ------------
                    Total Fixed Assets                            72,529,859

OTHER ASSETS
  Net Intangibles                                   4,008,564
  Investments                                       4,200,000
  Other Long-Term Assets                            1,113,622
                                                  -----------
                    Total Other Assets                             9,322,186
                                                                 -----------
TOTAL ASSETS                                                      97,859,836
                                                                 ===========

POST-PETITION LIABILITIES:
  Accounts Payable                                    524,321
  Notes Payable
  Rents and Leases Payable
  Taxes Payable
                                                  -----------
                  Total Post-Petition Liabilities                    534,321

PRE-PETITION LIABILITIES:
  Priority Claims
  Secured Debts                                    17,056,411
  Unsecured Debts                                 100,180,826
                                                  -----------
                 Total Pre-Petition Liabilities                  117,237,237

ACCRUED LIABILITIES
  Accrued Dividends                                 2,928,865
  Deferred Gain on Sale of Assets                   5,000,000
  Other Accrued Liabilities                         5,472,124
                                                  -----------
                 Total Accrued Liabilities                        13,400,989

OWNERS' EQUITY (Deficit):
        Preferred Stock                           188,076,592
        Treasury Stock                            (17,073,421)
        Common Stock                                  242,698
        Stock Warrants                             63,375,977
        Paid in Capital                           223,307,675
        Retained Earnings (Deficit)
          Pre-Petition                           (490,010,111)
          Post-Petition                            (1,232,121)
          Total Owners' Equity (Deficit)                         (33,312,711)
                                                                 ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        97,859,836
                                                                 ============

NOTE: All equity received by Ardent Communications, Inc. (parent) was transferred to the subsidiaries to fund operating losses and capital expenditures.
       Deferred gain represents contingent liability to Cisco Systems, Inc. for any patent claims related to the sale of the IPORT software in December 2000.
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
IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                      CASH DISBURSEMENTS SUMMARY REPORT
              Calendar Month October 10 to October 31, 2001 (ACT, AI)
          Calendar Month October 26, 2001 to October 31, 2001 (BA, CSS)
               (All figures refer to post-petition transactions)


Total Disbursements from Operating Account                  1,355,184
Total Disbursements from Payroll Account                    1,010,160
Total Disbursements from Tax Escrow Account                      -
Total Disbursements from any Other Account                       -
Total Disbursements from all Accounts                       ---------
                                                            2,365,344
                                                            =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                             ACCOUNTS RECEIVABLE
                            As of October 31, 2001
               (All figures refer to post-petition transactions)


   Creditor       Total     Date       Past Due     Past Due
                   Due    Incurred  (31-60 days) (Over 60 days)


TOTAL           $2,561,799  Various


NOTE: Details of Accounts Receivable available upon request.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                             ACCOUNTS PAYABLE
                            As of October 31, 2001
               (All figures refer to post-petition transactions)


   Creditor       Total     Date       Past Due     Past Due
                   Due    Incurred  (31-60 days) (Over 60 days)


TOTAL           $534,321   Various


NOTE: Details of Accounts Payable available upon request.